CDC NVEST MID CAP GROWTH FUND

  Supplement dated September 16, 2002 to the CDC Nvest Equity Funds Classes A,
   B and C Prospectus dated May 1, 2002 as revised July 1, 2002, and CDC Nvest
       Equity Funds SAI Part I and CDC Nvest Funds SAI Part II each dated
           May 1, 2002, each as may be supplemented from time to time

Effective September 17, 2002, CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the distributor for CDC Nvest Mid Cap Growth Fund (the "Fund"), will no longer accept new investments in the Fund or additional investments from current shareholders of the Fund.

On August 23, 2002, the Board of Trustees of CDC Nvest Funds Trust III, upon the recommendation of CDC IXIS Distributors, approved a plan to liquidate the Fund, such liquidation to take place on or about November 22, 2002 (the "Liquidation Date"). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. Any applicable sales charges, including contingent deferred sales charges, will be waived for any shares that remain invested until the Liquidation Date. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Such gain or loss will be short- or long-term, depending on how long a shareholder has held his or her Fund shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consider any applicable sales charge and should consult with his or her tax adviser for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "Fund Services" in the Prospectus. Such redemptions, unlike the automatic redemptions upon the Liquidation Date, will be subject to any applicable sales charges, including contingent deferred sales charges. Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described under "Fund Services - Exchanging Shares" in the Prospectus. Such an exchange will not result in any sales charge. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for Fund shares held in individual retirement accounts ("IRAs") or SIMPLE IRAs, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, CDC IXIS Distributors will exchange any shares remaining in the Fund on the Liquidation Date into the CDC Nvest Cash Management Trust-Money Market Series.

                                                                      SP171-0902